PRESIDENT'S LETTER


Fellow Shareholders,

         Declaration Cash Account occupies an unique position among money market mutual funds. Those of us who have been long term Shareholders are familiar with the benefits of the Fund: no minimum deposit amount, no minimum checkwriting amount, payroll direct deposit, expense coding, and comprehensive year end summary account statement. If a Shareholder uses DCA's expense coding feature throughout the year, the information required for income tax reporting is already complete and summarized in one convenient place.

         When considering money market funds and yields, be careful not to overlook other important fund aspects. For example, at DCA, we now invest primarily in U.S. Treasury bills and instruments to emphasize security and liquidity.

         On an administrative note, we did not attain a quorum of Shareholders for our scheduled December 19, 1997 Shareholder Meeting. The meeting was adjourned, and there will be a new meeting scheduled shortly. Shareholder Meetings are important, but they are expensive to hold. Please watch your mail for the new proxy material. Also at a meeting of the Board of Trustees held immediately preceding the scheduled Shareholder meeting, I was elected President of the Fund, replacing Stephen B. Tily, III who remains Chairman.

         We value our relationship with you and appreciate hearing from you with any thoughts you have for improving our Fund.

                                   Thank you,

                                   /Terence P. Smith/
                                   Terence P. Smith

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Trustees of the
  Declaration Cash Account

      We have audited the accompanying statement of net assets of Declaration Cash Account as of December 31, 1997, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Declaration Cash Account as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Abington, Pennsylvania                                        Sanville & Company
February 13, 1998                                   Certified Public Accountants

                            DECLARATION CASH ACCOUNT
                             Statement Of Net Assets
                               December 31, 1997

                                        Annualized
                                         Yield On                    Amortized
                                         Purchase      Maturity      Cost And
Principal Amount and Description           Date          Date          Value
                                         --------      --------     -----------

U.S. GOVERNMENT OBLIGATIONS (99.3%)
    $ 300,000    U.S. Treasury Bill        4.50%       01/08/98     $   299,775
    1,000,000    U.S. Treasury Bill        4.65%       01/15/98         998,321
    1,000,000    U.S. Treasury Bill        4.93%       01/22/98         997,261
      400,000    U.S. Treasury Bill        4.81%       01/29/98         398,557
    1,750,000    U.S. Treasury Bill        5.07%       02/05/98       1,741,620
                                                                    -----------

     Total U.S. Government Obligations                                4,435,534
                                                                    -----------

     Total Amortized Cost and Value For Financial
          Reporting and Income Tax Purposes (99.3.%)                  4,435,534
                                                                    -----------

OTHER ASSETS AND LIABILITIES (0.7%)

Other assets                                                             70,979
Other liabilities                                                      ( 40,018)
                                                                    -----------
     Total Other Assets and Liabilities                                  30,961
                                                                    -----------
NET ASSETS (100%)

Applicable to 4,466,495 oustanding shares of beneficial
  interest (unlimited authorization - no par value)                 $ 4,466,495
                                                                    -----------

Net asset value (offering and redemption price per share)           $      1.00
                                                                    -----------


                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                             Statement of Operations
                      For The Year Ended December 31, 1997


Investment Income:

     Interest                                                       $   245,177
                                                                    -----------
          Total Investment Income                                       245,177
                                                                    -----------

Expenses:
     Advisory and management fees (note 2)                               24,405
     Audit fees                                                           8,000
     Bank servicing fees                                                 27,535
     Custodian fees                                                      10,861
     Distribution fees (Note 2)                                             765
     Insurance                                                            7,933
     Legal                                                                3,675
     Postage                                                              2,705
     Pricing and blue sky administration fees (note 2)                   51,033
     Printing                                                            16,160
     Registration fees                                                   27,532
     Shareholder servicing costs                                         19,335
     Transfer agent fees (Note 2)                                        72,256
     Trustee fees and expenses                                            8,522
     Miscellaneous                                                        9,029
                                                                    -----------
          Total Expenses                                                289,746

          Expenses waived (Note 2)                                    ( 124,849)
                                                                    -----------
          Net Expenses                                                  164,897
                                                                    -----------
          Net Investment Income                                     $    80,280
                                                                    ===========

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                       Statement Of Changes In Net Assets


                                                           Year ended December 31,
                                                       ------------------------------
                                                           1997              1996
                                                       ------------      ------------
Increase (decrease) in net assets:
Operations:  Net investment income                     $     80,280      $  1,185,206
                                                       ------------      ------------
     Net increase in net assets
       resulting from operations                             80,280         1,185,206
                                                       ------------      ------------
Distributions to shareholders:
    Distributions from net investment income (1)            (80,280)       (1,185,206)
                                                       ------------      ------------
Capital share transactions (2):
    Proceeds from shares sold                            25,146,660        50,273,065
    Proceeds from shares issued on reinvestment of
      of distributions from net investment income            80,280         1,185,206
    Shares redeemed                                     (25,967,530)      (84,113,203)
                                                       ------------      ------------

    Net decrease from capital share transactions           (740,590)      (32,654,932)
                                                       ------------      ------------

Total decrease in net assets                               (740,590)      (32,654,932)
                                                       ------------      ------------
Net assets:
    Beginning of year                                     5,207,085        37,862,017
                                                       ------------      ------------

    End of year                                        $  4,466,495      $  5,207,085
                                                       ============      ============

(1) Income dividends per share                         $       .017      $       .034
                                                       ============      ============
(2) Also represents transactions in fund shares

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                              Financial Highlights
  (Selected data for a share of capital stock outstanding throughout each year)


                                                       Year ended December 31,
                                      ---------------------------------------------------------
                                        1997        1996        1995         1994         1993
                                      -------     -------     -------      -------      -------
Net asset value, beginning of year    $  1.00     $  1.00     $  1.00      $  1.00      $  1.00
                                      -------     -------     -------      -------      -------
Income from Investment
    Operations:
    Net Investment Income                .017        .034        .037         .022         .011
                                      -------     -------     -------      -------      -------
Less Distributions:
    Dividends from net investment
      income                            (.017)      (.034)      (.037)       (.022)       (.011)
                                      -------     -------     -------      -------      -------

Net asset value, end of year          $  1.00     $  1.00     $  1.00      $  1.00      $  1.00
                                      -------     -------     -------      -------      -------

Total Return (1)                         1.64%       3.23%       3.78%        2.18%        1.12%

Ratios/Supplemental Data:

Net assets, end of year
  (000's)                             $ 4,467     $ 5,207     $37,862      $38,225      $40,951
Ratio of expenses to average net
  assets  (before expense
  reimbursement)                         6.32%       3.15%       2.21%        2.18%        1.94%
Ratio of expense reimbursement to
  average net assets                     2.92%       1.15%       0.21%        0.18%          --
Ratio of net investment income to
  average net assets                     1.65%       3.18%       3.71%        2.15%        1.11%

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends on the payable date, and sale at net asset value on the last day of the period reported. Total return does not include account maintenance fees and total return would be lower if such fees were included.

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                          Notes To Financial Statements
                                December 31, 1997


1.   Organization and Summary of Significant Accounting Policies

     Organization: Declaration Cash Account ("DCA") is a series of the Declaration Fund (the "Trust") and is registered under the Investment
     Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust is organized as a Pennsylvania business trust.

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by DCA in the preparation of its financial statements.

     Security valuation: Portfolio securities are valued utilizing the amortized cost method. Under this method, purchase discounts and premiums are amortized ratably to maturity and are included in interest income.

     Repurchase agreements: DCA's custodian takes possession through the Federal Reserve Book Entry System of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, liquidation and/or retention of the collateral may be subject to legal proceeding.

     Federal income taxes: DCA's intention is to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

     Other: Security transactions are accounted for on the date the securities are purchased or sold. Dividends from net investment income are declared and reinvested on a daily basis. Income and expenses are recorded on the accrual basis.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisor and Transactions with Affiliates

     Under terms of the investment advisory agreement approved by the shareholders of DCA, Declaration Investment Advisors, Inc. (the "Advisor") agrees to provide to DCA investment advisory services and all of the executive personnel necessary for the day-to-day operation of DCA, including the general supervision of its affairs and office facilities. This agreement provides for an annual advisory and management fee, payable on a monthly basis, not to exceed 0.50% of the first $500 million of DCA's average net assets. The advisory fee is reduced if certain expenses

                            DECLARATION CASH ACCOUNT
                    Notes To Financial Statements (Continued)
                                December 31, 1997


2.   Investment Advisor and Transactions with Affiliates (Continued)

     of DCA exceed 3% of the first $100 million of average annual net assets and 1.5% of average annual net assets in excess of $100 million. The reimbursement is limited to the fee the Advisor is due. For the year ended December 31, 1997, the Advisor billed DCA $24,405 for these services. The Advisor was required to reimburse DCA up to its fee and accordingly reimbursed DCA $24,405 for the year ended December 31, 1997. On December 31, 1997, DCA had an advisory and management fee payable to the Advisor of $61. Certain trustees and officers of DCA are directors and officers of the Advisor. The investment advisory agreement with the Advisor was terminated December 19, 1997. Subsequent to this time an officer of DCA has performed the investment functions.

     Under terms of the service agreement, Declaration Service Company (the "Service Company") will act as DCA's transfer agent, dividend disbursing agent, and agent in connection with any plans provided to the shareholders of DCA. The Service Company will also provide the necessary personnel for the shareholder servicing function of DCA. DCA will pay the Service Company, on a monthly basis, a maintenance fee for each shareholder account and will reimburse the Service Company for any out-of-pocket expenses. The Service Company receives administrative service fees charged to shareholders whose account value is less than $2,500. Accordingly, the transfer agent fees were reduced by the amount of administrative service fees paid to the Service Company. For the year ended December 31, 1997, transfer agent fees totalled $128,824 and administrative service fees totalled $56,568 for net transfer agent fees of $72,256. The Service Company also provides accounting, pricing and blue sky administration services to DCA. For these services, the Service Company received fees totalling $51,033 for the year ended December 31, 1997. On December 31, 1997 DCA had a payable of $4,250 for these fees. The Service Company voluntarily waived $100,444 of its transfer agent and accounting, pricing and blue sky administration fees. Certain trustees and officers of DCA are directors and officers of the Service Company. The Service Company is an affiliate of the Advisor.

     DCA has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby it is permitted to pay up to 0.25% of its annual average net assets for expenses incurred in the distribution of its shares. During the year ended December 31, 1997, DCA incurred .04% of its annual average net assets for such distribution expenses.